                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ]  Confidential, For Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                   ALTEON INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

                                  ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054

To Our Stockholders:

     You are most cordially invited to attend the 2004 Annual Meeting of Stockholders of Alteon Inc. at 9:00 A.M., local time, on June 2, 2004, at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          KENNETH I. MOCH
                                          Chairman of the Board
                                          President and Chief Executive Officer

                                  ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 2, 2004

     The Annual Meeting of Stockholders of Alteon Inc., a Delaware corporation, will be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, on June 2, 2004, at 9:00 A.M., local time, for the following purposes:

     (1) To elect three directors to serve until the Annual Meeting to be held in 2007 and until their successors have been duly elected and qualify;

     (2) To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2004;

     (3) To consider and vote upon a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 80,000,000 to 100,000,000; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 5, 2004, are entitled to vote at the meeting, or at any adjournment of the meeting. A complete list of those stockholders will be open to the examination of any stockholder at our principal executive offices at 6 Campus Drive, Parsippany, New Jersey 07054, for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE ALTEON THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Parsippany, New Jersey
April 21, 2004

          ALTEON'S 2003 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                  ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054

                                PROXY STATEMENT

     We are furnishing this Proxy Statement in connection with our Annual Meeting of Stockholders to be held on June 2, 2004, at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Stockholders of record at the close of business on April 5, 2004, will be entitled to vote at the meeting and at any adjournment of the meeting. As of April 5, 2004, there were 40,472,898 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the meeting.

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     Alteon's Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for both, one or neither of our director candidates. We will vote as you direct.

     If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares (i) FOR the election of the nominees named below as directors; (ii) FOR the ratification of the appointment of KPMG LLP to serve as our independent accountants for the fiscal year ending December 31, 2004; (iii) FOR the approval of the amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 80,000,000 to 100,000,000; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the meeting or any adjournment of the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Alteon's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     Directors are elected by a plurality vote, which means that the three nominees receiving the most votes will be elected to fill the seats on the Board. The proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. All other actions considered at the meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the meeting. Only votes cast "for" a matter will constitute affirmatives votes. Votes withheld or abstentions, because they are not cast "for" a particular proposal, will have the same effect as negative votes or votes cast "against" such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of proposals which require the affirmative vote of a majority of shares represented at the Annual Meeting. However, broker non-votes will have the same effect as a vote against the proposal to amend our certificate of incorporation, because such proposal requires the affirmative vote of a majority of the outstanding shares of our common stock.

     This Proxy Statement, together with the related proxy card, is being mailed to you on or about April 21, 2004. Our Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 5, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that they may supply the material to beneficial owners as of April 5, 2004.

                             ELECTION OF DIRECTORS

     At the meeting, three directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2007 and until their successors are elected and qualify. The nominees for election to the Board of Directors are Marilyn G. Breslow, Alan J. Dalby and Thomas A. Moore. Their biographies appear below.

     Pursuant to our certificate of incorporation, the Board of Directors is divided into three classes, each of which serves a term of three years. Class A consists of Ms. Breslow, Mr. Dalby and Mr. Moore, whose terms will expire at the meeting. Class B consists of Mr. Moch, Dr. Bransome and Dr. Naimark, whose terms will expire at the Annual Meeting of Stockholders in 2005. Class C consists of Dr. Novitch and Mr. McCurdy, whose terms will expire at the Annual Meeting of Stockholders in 2006.

     Proxies solicited by the Board will be voted for the election of the nominees named above, unless otherwise specified in the proxy. All of the persons whose names and biographies appear below are at present directors of Alteon. In the event a nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. The nominees have consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors, including the nominees, is comprised of the following persons:

                                           SERVED AS A
NAME                                AGE   DIRECTOR SINCE            POSITIONS WITH ALTEON
----                                ---   --------------            ---------------------
Kenneth I. Moch...................  49         1998        Chairman of the Board,
                                                           President and Chief Executive Officer
Edwin D. Bransome, Jr., M.D. .....  70         1999        Director
Marilyn G. Breslow(1).............  59         1988        Director
Alan J. Dalby(1)..................  67         1994        Director
David K. McCurdy..................  53         1997        Director
Thomas A. Moore(1)................  53         2001        Director
George M. Naimark, Ph.D. .........  79         1999        Director
Mark Novitch, M.D. ...............  71         1994        Director

     --------------------
     (1) A nominee for election to the Board of Directors.

     The principal occupations and business experience, for at least the past five years, of each director are as follows:

     Kenneth I. Moch, Chairman of the Board, President and Chief Executive Officer, joined the Company in February 1995, as Senior Vice President, Finance and Business Development and Chief Financial Officer. Mr. Moch became President, Chief Executive Officer and a director of the Company in December 1998. In June 2001, he was named Chairman of the Board. From 1990 to 1995, Mr. Moch served as President and Chief Executive Officer of Biocyte Corporation, a cellular therapy company that pioneered the use of cord blood stem cells in transplantation therapy. Mr. Moch was a founder and the Managing General Partner of Catalyst Ventures, a seed venture capital partnership, and was a founder of The Liposome Company, Inc. in Princeton, New Jersey, where he served as Vice President from 1982 to 1988. Previously, he was a management consultant with McKinsey & Company, Inc. and a biomedical technology consultant with Channing, Weinberg & Company, Inc. Mr. Moch received an A.B. in Biochemistry from Princeton

University, and an M.B.A. with emphasis in Finance and Marketing from the Stanford Graduate School of Business.

     Edwin D. Bransome, Jr., M.D., has been a Director of the Company since July 1999. He is a Professor of Medicine and Physiology Emeritus at the Medical College of Georgia. He retired as Chief of the Section of Endocrinology and Metabolism in 2000, is the Past-President of the United States Pharmacopoeial Convention and has been a member of the USP Board of Trustees since 1990. He served on the Georgia Department of Medical Assistance (Medicaid) Drug Utilization Board from 1992 to 2000 and was its first Chairman. Currently, Dr. Bransome is in medical practice as a consultant in Endocrinology. He is a member of the editorial board of the journal, Diabetes Care. Dr. Bransome has had faculty positions at the Scripps Clinic and Research Foundation, MIT and the Harvard University School of Medicine. He received his A.B. in 1954 from Yale University and received his M.D. from Columbia University College of Physicians and Surgeons in 1958. His post-graduate training in Internal Medicine and Clinical Endocrinology fellowship was at the Peter Bent Brigham Hospital in Boston and in Biochemistry at Columbia University College of Physicians and Surgeons.

     Marilyn G. Breslow has been a Director of the Company since June 1988. She has been a Portfolio Manager/Analyst for W. P. Stewart & Co., Inc., the research subsidiary of W. P. Stewart & Co., Ltd., an investment advisory firm, since 1990, and is President of the New York office of WPS, Inc. She was a General Partner of Concord Partners and a Vice President of Dillon, Read & Co., Inc. from 1984 to 1990. Prior to Dillon, Read & Co., she worked at Polaroid Corporation from 1973 to 1984 and was with Peat, Marwick, Mitchell and Company from 1970 to 1972 and ICF, Inc. from 1972 to 1973. Ms. Breslow holds a B.S. degree from Barnard College and an M.B.A. from the Harvard Graduate School of Business Administration.

     Alan J. Dalby has been a Director of the Company since December 1994. He is the former Chairman of Reckitt Benckiser plc, a household products company, and former Chairman, Chief Executive Officer and a founder of Cambridge NeuroScience, Inc. He was Executive Vice President and member of the Board of Directors for SmithKline Beckman Corporation, retiring in 1987. Mr. Dalby is a Director of Acambis plc.

     David K. McCurdy has been a Director of the Company since June 1997. He is currently the President of Electronic Industries Alliance ("EIA"), the premier trade organization representing more than 2,100 of the world's leading electronics manufacturers. Before becoming President of EIA in November 1998, Mr. McCurdy was Chairman and Chief Executive Officer of the McCurdy Group L.L.C., a business consulting and investment firm focused on high-growth companies in the fields of healthcare, high technology and international business, which he formed in 1995. Prior to forming the McCurdy Group, Mr. McCurdy served for 14 years in the United States House of Representatives from the fourth district of Oklahoma. He attained numerous leadership positions, including Chairman of the House Intelligence Committee and subcommittee chairs in both the House Armed Services Committee and the Science and Space Committee. He held a commission in the United States Air Force Reserve attaining the rank of major and serving as a Judge Advocate General (JAG). A 1972 graduate of the University of Oklahoma, Mr. McCurdy received his J.D. in 1975 from Oklahoma's Law School. He also studied international economics at the University of Edinburgh, Scotland, as a Rotary International Graduate Fellow.

     Thomas A. Moore has been a Director of the Company since October 2001. He was President and Chief Executive Officer of Biopure Corporation, a leading developer, manufacturer and marketer of oxygen therapeutics for the treatment of anemia and other applications, from 2002 to 2004. Prior to joining Biopure in 2002, Mr. Moore was President and Chief Executive Officer of Nelson Communications Worldwide, one of the largest providers of healthcare marketing services globally. Mr. Moore was President of Procter & Gamble's worldwide prescription and over-the-counter healthcare products business, and Group Vice President of the Procter & Gamble Company. He is a trustee of the Institute for Cancer Prevention, a non-profit organization that researches the nutritional and environmental factors in cancer and other diseases. Mr. Moore holds a B.A. in History from Princeton University.

     George M. Naimark, Ph.D., has been a Director of the Company since July 1999. He is President of Naimark & Barba, Inc., a management consultancy, since September 1966, and Naimark & Associates, Inc. a private healthcare consulting organization, since February 1994. Dr. Naimark has more than 30 years of experience in the pharmaceutical, diagnostic and medical device industries. His experience includes management positions in research and development, new product development and quality control. In addition, Dr. Naimark has authored books on patent law, communications and business, as well as many articles that appeared in general business, marketing, scientific and medical journals and was the editor of a medical journal. He received his Ph.D. from the University of Delaware in 1951, and received a B.S. and M.S. from Bucknell University in 1947 and 1948, respectively.

     Mark Novitch, M.D., has been a Director of the Company since June 1994. He retired as Vice Chairman and Chief Compliance Officer of the Upjohn Company in December 1993. Prior to joining Upjohn in 1985, he was Deputy Commissioner of the United States Food and Drug Administration. Dr. Novitch is a Director of Guidant Corporation, a supplier of cardiology and minimally invasive surgery products; Neurogen Corporation, a biopharmaceutical firm focused on central nervous system disorders; and Kos Pharmaceuticals, Inc., a developer of pharmaceutical products for cardiovascular and respiratory conditions. He graduated from Yale University and received his M.D. from New York Medical College.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee, which reviews salaries and incentive compensation for employees of and consultants to Alteon, a Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees, and an Audit Committee, which oversees the accounting and financial reporting processes and the audits of our financial statements. In 2003, the Audit, Nominating and Compensation Committees were comprised of Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, Alan J. Dalby, David K. McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. All of the members of the Nominating Committee and Audit Committee are independent, as such term is defined by Section 121A of the American Stock Exchange listing standards. The Audit Committee held three meetings, the Compensation Committee held two meetings and the Nominating Committee held no meetings during the year ended December 31, 2003. There were 10 meetings of the Board of Directors in 2003. Each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served. We have adopted a written charter for the Audit Committee, and a copy of such charter is attached as Appendix I. We have also adopted a written charter for the Nominating Committee, and it is available on our website at www.alteon.com.

  Director Nomination Process

     The Nominating Committee reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees. It is the Nominating Committee's policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. The Nominating Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors giving due consideration to such criteria, including without limitation, diversity, experience, skill set and the ability to act on behalf of stockholders, as it believes appropriate and in the best interests of Alteon and its stockholders. No special procedure has been established for the consideration of director candidates recommended by stockholders. All potential director candidates are evaluated based upon the same criteria, and the Nominating Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating Committee recommends the nominees to the Board of Directors, who makes the final determination.

COMPENSATION OF DIRECTORS

     All of the directors are reimbursed for their expenses for each Board meeting attended. Directors who are not compensated as Alteon employees receive $1,500 per meeting attended in person and $1,000 for each meeting attended by telephone for their service to the Board. Non-compensated directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two Annual Meetings of Stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of common stock (subject to adjustment if they received stock options upon appointment to the Board between Annual Meetings of Stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of the common stock on the date of grant. Each of these options will vest and become exercisable on the date of Alteon's first Annual Meeting of Stockholders following the date of grant, subject to the director's continued service on the Board.

STOCKHOLDER COMMUNICATION

     Stockholders and other parties interested in communicating directly with the Chairman or with the Board of Directors as a group may do so by writing to Chairman, Alteon Inc., 6 Campus Drive, Parsippany, New Jersey 07054. All correspondence received by Alteon and addressed to the Chairman is forwarded directly to the Board of Directors.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

     All eight incumbent Directors attended Alteon's Annual Meeting of Stockholders in 2003. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders, the Board and Committees of which he or she is a member.

                               EXECUTIVE OFFICERS

     The following table identifies our current executive officers:

                                                                         IN CURRENT
NAME                            AGE     CAPACITIES IN WHICH SERVED     POSITIONS SINCE
----                            ---   ------------------------------   ---------------
Kenneth I. Moch...............  49    Chairman of the Board,           June 2001
                                      President and Chief Executive    December 1998
                                        Officer
Robert C. deGroof, Ph.D.(1)...  59    Senior Vice President            March 2000
                                      Scientific Affairs
Judith S. Hedstrom(2).........  47    Senior Vice President            February 2002
                                      Corporate Development
Elizabeth A. O'Dell(3)........  43    Vice President, Finance,         October 1993
                                      Secretary and Treasurer

     --------------------
     (1) Robert C. deGroof, Ph.D., joined Alteon as Senior Vice President, Scientific Affairs, in March 2000. From April 1990 to February 2000, he was the President of Keystone Scientific Management. Dr. deGroof previously served as Director of Regulatory Affairs, World Wide Development Operations, for Bristol-Myers Squibb from July 1987 to March 1990. From November 1979 to July 1987, he served in various medical and regulatory positions within Johnson & Johnson. Prior to joining the industry, Dr. deGroof was an Assistant Professor of Pharmacology at Jefferson Medical College, Thomas Jefferson University, was the recipient of a National Institutes of Health postdoctoral fellowship at the University of Pennsylvania and was a Grass Fellow in Neurophysiology at the Marine Biological Laboratory, Woods Hole. Dr. deGroof received his B.S. at the University of Florida in 1967 and his Ph.D. in Physiology and Pharmacology from Duke University in 1973.

 (2) Judith S. Hedstrom was appointed Senior Vice President, Corporate Development, in February 2002. From January 1996 to February 2002, she was a leader of the Pharmaceuticals and Medical Products Practice at McKinsey & Company, Inc., a global consulting firm, where she provided strategic advice on R&D, marketing, sales and business development matters to many biotechnology and pharmaceutical clients. Prior to that, Ms. Hedstrom was Vice President of Business Development at APACHE Medical Systems from April 1993 to January 1996. From June 1988 to April 1993, she was a Senior Consultant with The Wilkerson Group, formerly a leading healthcare consulting firm. Ms. Hedstrom received her B.A. and M.B.A. degrees from the University of Chicago.

 (3) Elizabeth A. O'Dell has been Vice President, Finance, Secretary and Treasurer since October 1993. She served as Alteon's Director of Finance from February 1993 to September 1993 and as Controller of Alteon from February 1992 to February 1993. Ms. O'Dell was the Controller of Radiodetection Corporation from November 1991 to January 1992. From March 1987 to November 1991, she held various positions at Kratos Analytical, Inc. Prior to that, she served for five years in public accounting at PricewaterhouseCoopers LLP and Deloitte & Touche LLP. Ms. O'Dell received her B.B.A. and M.B.A. from Pace University. She is also a CPA in New Jersey.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the annual and long-term compensation for the fiscal years ended December 31, 2003, 2002 and 2001, of our Chief Executive Officer and three other highly compensated executive officers of Alteon who were serving as executive officers at December 31, 2003, or who served as executive officers during the fiscal year ended December 31, 2003 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         STOCK
                                      ANNUAL COMPENSATION            OPTION AWARDS
                                  ----------------------------     ------------------     ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS       (NUMBER OF SHARES)    COMPENSATION
---------------------------       ----    --------    --------     ------------------    ------------
Kenneth I. Moch.................  2003    $353,600    $200,000(1)        100,000           $ 3,000(2)
  President and                   2002     340,000          --           100,000             2,750(2)
  Chief Executive Officer         2001     326,025     100,000(3)        500,000             2,625(2)
Robert C. deGroof, Ph.D. .......  2003    $234,780    $ 68,333            75,000           $41,385(4)
  Senior Vice President           2002     225,750          --           175,000            43,514(5)
  Scientific Affairs              2001     215,000      50,000(3)         75,000            35,253(6)
Judith S. Hedstrom(7)...........  2003    $223,600    $ 78,333(8)        150,000           $ 3,000(2)
  Senior Vice President           2002     188,125      15,000(9)        275,000             2,750(2)
  Corporate Development
Elizabeth A. O'Dell.............  2003    $176,800    $ 30,000(10)       150,000           $ 3,000(2)
  Vice President, Finance         2002     170,000          --            30,000             2,750(2)
  Secretary and Treasurer         2001     150,800      15,000(3)         11,667             2,625(2)

---------------
 (1) Includes a $100,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

 (2) Represents matching 401(k) contributions we paid on behalf of the executive officer.

 (3) Represents a deferred performance bonus relating to the year ended December 31, 2001, paid in 2002.

 (4) Includes a housing allowance of $30,000, medical premiums of $7,885 and matching 401(k) contributions of $3,500.

 (5) Includes a housing allowance of $30,000, medical premiums of $10,514 and matching 401(k) contributions of $3,000.

 (6) Includes a housing allowance of $30,000, medical premiums of $2,628 and matching 401(k) contributions of $2,625.

 (7) Ms. Hedstrom began serving as Senior Vice President, Corporate Development, in February 2002.

 (8) Includes a $45,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

 (9) Represents a deferred performance bonus relating to the year ended December 31, 2002, paid in 2003.

(10) Includes a $20,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

     The following tables set forth certain information concerning grants and exercises of stock options during the fiscal year ended December 31, 2003, to and by the Named Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            PERCENTAGE                               POTENTIAL REALIZABLE
                                             OF TOTAL                               VALUE AT ASSUMED ANNUAL
                               NUMBER OF     OPTIONS                                 RATES OF STOCK PRICE
                               SECURITIES   GRANTED TO                                 APPRECIATION FOR
                               UNDERLYING   EMPLOYEES    EXERCISE OR                    OPTION TERM(1)
                                OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   -----------------------
NAME                            GRANTED        2003       PER SHARE       DATE          5%          10%
----                           ----------   ----------   -----------   ----------   ----------   ----------
Kenneth I. Moch..............   100,000        13.7%        $1.56       12/10/13     $ 98,108     $248,624
Robert C. deGroof, Ph.D......    75,000        10.2%         1.56       12/10/13       73,581      186,468
Judith S. Hedstrom...........   150,000        20.5%         1.56       12/10/13      147,161      372,936
Elizabeth A. O'Dell..........   150,000        20.5%         1.56       12/10/13      147,161      372,936

---------------

(1) The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                 SHARES                       SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                ACQUIRED                       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   ON                         AT DECEMBER 31, 2003         AT DECEMBER 31, 2003(1)
                                EXERCISE        VALUE      ---------------------------   ---------------------------
NAME                               (#)        REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   -----------   -------------   -----------   -------------
Kenneth I. Moch...............          --   $        --     605,308        466,667       $211,568        $1,000
Robert C. deGroof, Ph.D.......          --            --     309,583        340,417             --           750
Judith S. Hedstrom............          --            --      70,833        354,167             --         1,500
Elizabeth A. O'Dell...........      15,500        13,439     343,667        180,000         99,031         1,500

---------------

(1) Based on the closing price on the American Stock Exchange at December 31, 2003 ($1.57).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons who served as members of the Compensation Committee of the Board of Directors during 2003 were Alan J. Dalby, Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, David K. McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. None of the members of the Compensation Committee was an officer, former officer or employee of Alteon or had any relationship with Alteon requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE REPORT

  General Policies

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for reviewing and approving Alteon's general compensation policies and compensation plans, as well as the specific compensation levels for officers and highly compensated employees. The Committee also acts as the Administrator under Alteon's Amended and Restated 1987 Stock Option Plan and Amended 1995 Stock Option Plan, and, from time to time, grants options under such Plans.

     Under the supervision of the Committee, Alteon has developed and implemented compensation policies, plans and programs which (1) provide a total compensation package which is intended to be competitive within the industry so as to enable Alteon to attract and retain high-caliber executive personnel, and
(2) seek to align the financial interests of Alteon's employees with those of its stockholders by relying heavily on long-term incentive compensation that is tied to performance.

     The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. Alteon relies on long-term incentive compensation (i.e., stock options) to motivate the executive officers and other employees. This allows Alteon to retain cash for research and development projects. In determining the size of stock option grants to individual executives, the Committee considers a number of factors, including the following: the level of an executive's job responsibilities; the executive's past performance; the size and frequency of grants by comparable companies; the executive's salary level; the need to provide incentive for the purpose of retaining qualified personnel in light of Alteon's current conditions and prospects; the size of any prior grants; and the achievement of designated milestones by the executive. The Committee assigns no specific weight to any of the foregoing (other than achievement of designated milestones by the executive in cases where the executive's employment agreement provides for a grant of a specific size upon achievement of the milestone) when making determinations as to the size of stock option grants.

     Executive officers are also eligible to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Committee sets the performance objectives at the beginning of the fiscal year.

     The Chief Executive Officer is responsible for the development of the annual salary plan for executive officers other than himself. The plan is based on industry and peer group comparisons and national surveys and on performance judgments as to the past and expected future contributions of the individuals. To maintain a competitive level of compensation, Alteon targets base salary at the upper percentiles of a comparative group composed of other biotechnology companies. Base salary may exceed this level as a result of individual performance. The Committee reviews the annual plan and makes recommendations to the Board of Directors, with any modifications it deems appropriate. The Committee believes it has established executive compensation levels which are competitive with companies in the industry, taking into account individual experience, performance of both Alteon and the individual, company size, location and stage of development.

  Compensation of the Chief Executive Officer

     Mr. Moch's compensation was determined on the basis of his expertise and experience, which include over 20 years of experience in the biotechnology and venture capital fields. Mr. Moch received a base salary of $353,600 in 2003. In 2003, Mr. Moch received options to purchase 100,000 shares of Alteon's common stock at an exercise price of $1.56 per share, the fair market value of the common stock on the date of the grant. The total number of shares underlying this option vest monthly over a three-year period, starting on January 1, 2004. The Committee believes that Mr. Moch's compensation arrangements reflect the compensation package necessary to retain his services for Alteon in light of Alteon's current condition and prospects and is commensurate with his expertise and experience as well as with compensation offered by comparable biotechnology companies.

     Effective January 1, 1994, the Internal Revenue Code does not permit corporations to deduct payment of certain compensation in excess of $1,000,000 to the chief executive officer and the four other most highly paid executive officers. All compensation paid to our executive officers for 2003 will be fully deductible, and the Committee anticipates that amounts paid as cash compensation will continue to be fully deductible because the amounts are expected to be less than the $1,000,000 threshold. Under certain circumstances, the executive officers may realize compensation upon the exercise of stock options granted under our stock option plans which would not be deductible by Alteon. Alteon expects to take such action as is necessary to qualify its stock option plans as "performance-based compensation," which is not subject to the limitation, if and when the Committee determines that the effect of the limitation on deductibility warrants such action.

                                          COMPENSATION COMMITTEE
                                          Alan J. Dalby
                                          Edwin D. Bransome, Jr., M.D.
                                          Marilyn G. Breslow
                                          David K. McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's powers and responsibilities and the qualifications required of each of its members are set forth in the Audit Committee Charter.

RESPONSIBILITIES

     The primary function of the Audit Committee is to oversee Alteon's accounting and financial reporting processes and the audits of its financial statements. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management's estimates and judgments. Alteon's independent accountants are responsible for auditing those financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

INDEPENDENCE

     As required by Independence Standards Board Standard No. 1, as currently in effect, Alteon's independent accountants, KPMG LLP ("KPMG") have disclosed to the Audit Committee any relationships between it (and its related entities) and Alteon (and its related entities), which, in its professional judgment, may reasonably be thought to affect its ability to be independent. In addition, KPMG has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Alteon within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

RECOMMENDATION

     Acting pursuant to its Charter, the Audit Committee has reviewed Alteon's audited annual financial statements for the year ended December 31, 2003 and the related report by KPMG, and has discussed the audited financial statements and report with management and with the independent accountants. The Audit Committee has also discussed with management and the independent accountants the matters required to be discussed by Statement on Auditing Standards 61, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management's consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustment or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to Alteon's Board of Directors that the audited financial statements be included in Alteon's annual report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Marilyn G. Breslow
                                          Edwin D. Bransome, Jr., M.D.
                                          Alan J. Dalby
                                          David K. McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the cumulative total stockholder return on our common stock over the five-year period ending December 31, 2003, with the cumulative total return of the American Stock Exchange U.S. Index ("Amex US") and the American Stock Exchange Health Products & Services Index ("Amex HP&S"). The graph assumes (i) an investment of $100 in our common stock and in each of the indices, and (ii) reinvestment of all dividends. No cash dividends have been declared on our common stock as of December 31, 2003. The stock performance set forth below is not necessarily indicative of future price performance.

                     ALTEON INC. RELATIVE STOCK PERFORMANCE
                                  [Line Graph]

                                                       ALTEON INC.                   AMEX US                    AMEX HP&S
                                                       -----------                   -------                    ---------
31-Dec-98                                                100.00                      100.00                      100.00
31-Dec-99                                                112.04                      131.94                      110.18
31-Dec-00                                                440.14                      122.38                      131.61
29-Dec-01                                                582.59                      113.91                      124.24
31-Dec-02                                                262.48                       93.10                       85.87
31-Dec-03                                                201.02                      126.03                      150.43

--------------------------------------------------------------------------------------------
                       31-Dec-98   31-Dec-99   31-Dec-00   29-Dec-01   31-Dec-02   31-Dec-03
                       ---------   ---------   ---------   ---------   ---------   ---------
--------------------------------------------------------------------------------------------
 ALTEON                  100.00      112.04      440.14      582.59      262.48      201.02
 AMEX US                 100.00      131.94      122.38      113.91       93.10      126.03
 AMEX HP&S               100.00      110.18      131.61      124.24       85.87      150.43

     The preceding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     Kenneth I. Moch entered into a three-year amended and restated employment agreement with Alteon as of December 15, 1998. By letter agreement dated December 3, 2001, the term of Mr. Moch's amended and restated employment agreement was extended for an additional three years to December 15, 2004. Pursuant to this letter agreement, Mr. Moch received stock options to purchase an aggregate of 500,000 shares of our common stock. Under the amended and restated employment agreement, Mr. Moch serves as our Chief Executive Officer and is entitled to an annual salary of $300,000 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Based on the provisions of his agreement, in December 2003, the Board of Directors approved an increase in Mr. Moch's base salary to $367,744.

     Robert C. deGroof, Ph.D., entered into a three-year employment agreement with Alteon as of March 14, 2000. By letter agreement dated March 14, 2003, the term of Dr. deGroof's amended and restated employment agreement was extended for an additional three years to March 14, 2006. Pursuant to this letter agreement, Dr. deGroof received stock options to purchase an aggregate of 100,000 shares of our common stock and is entitled to an annual salary of $234,780 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Based on the provisions of his agreement, in December 2003, the Board of Directors approved an increase in Dr. deGroof's base salary to $250,000.

     Judith S. Hedstrom entered into a three-year employment agreement with Alteon as of February 11, 2002. Under the employment agreement, Ms. Hedstrom is entitled to an annual salary of $215,000 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Ms. Hedstrom received stock options to purchase 200,000 shares of our common stock. Pursuant to the agreement, in December 2003, the Board of Directors approved an increase in Ms. Hedstrom's base salary to $250,000.

     Elizabeth A. O'Dell, by letter agreement dated December 22, 2003, entered into an amended and restated employment agreement for an additional three years to December 31, 2006. Pursuant to this letter agreement, Ms. O'Dell received stock options to purchase an aggregate of 100,000 shares of our common stock and is entitled to an annual salary of $182,872 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors.

     In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of our information and assign inventions to us, such executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with us by engaging in any capacity in any business that is competitive with our business. The employment agreements of Mr. Moch, Dr. deGroof, Ms. Hedstrom and Ms. O'Dell provide that either party may terminate the agreement upon 30 days' prior written notice, subject to a salary continuation obligation of Alteon if it terminates the agreements without cause. Mr. Moch and Ms. O'Dell will receive a 12-month salary continuation and Dr. deGroof and Ms. Hedstrom will receive a six-month salary continuation under such circumstances.

     All employment agreements between Alteon and its Vice Presidents provide that all unvested stock options held by such Vice Presidents will vest and become exercisable immediately in the event of a change in control of Alteon.

CHANGE IN CONTROL SEVERANCE BENEFITS PLAN

     In February 1996, we adopted the Alteon Inc. Change in Control Severance Benefits Plan to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control of Alteon. The Severance Plan provides for severance benefits to employees upon certain terminations of employment after or in connection with a change in control of Alteon as defined in the Severance Plan. Following a qualifying termination that occurs as a result of a change in control, officers of Alteon will be entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control of Alteon, all outstanding unexercisable stock options held by employees will become exercisable.

401(K) PLAN

     We have a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering all of our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($13,000 in 2004) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 23, 2004, except as otherwise set forth below, by each (i) person who is known to Alteon to own beneficially more than 5% of the common stock, and (ii) current director and Named Officer, including the nominees, and by all current directors and officers as a group:

                                                               AMOUNT AND NATURE OF      PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                   BENEFICIAL OWNERSHIP(1)     CLASS(2)
---------------------------                                   -----------------------    ----------
Charles Livingston Grimes...................................         2,500,000(3)           6.2%
  P.O. Box 136
  Mendenhall, PA 19357
William Harris Investors, Inc. .............................         2,083,400(4)           5.1%
  2 North LaSalle Street, Suite 400
  Chicago, IL 60602
Kenneth I. Moch.............................................           649,097(5)           1.5%
Edwin D. Bransome, Jr., M.D. ...............................            72,500(6)             *
Marilyn G. Breslow**........................................           128,467(7)             *
Alan J. Dalby**.............................................           134,998(8)             *
David K. McCurdy............................................           106,067(9)             *
Thomas A. Moore**...........................................            59,000(10)            *
George M. Naimark, Ph.D. ...................................            82,337(11)            *
Mark Novitch, M.D. .........................................           394,667(12)            *
Robert C. deGroof, Ph.D. ...................................           330,416(13)            *
Judith S. Hedstrom..........................................            91,666(14)            *
Elizabeth A. O'Dell.........................................           403,667(15)            *
All current directors and officers as a group (11
  persons)..................................................         2,452,882(16)          5.7%

---------------

  *  Less than one percent.

 **  Nominee for election to the Board of Directors.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 40,472,898 shares of common stock outstanding.

 (3) As set forth in Schedule 13D/A, dated August 20, 2003, filed by Mr. Grimes with the Securities and Exchange Commission.

 (4) As set forth in Schedule 13G, dated February 17, 2004, filed by William Harris Investors, Inc. with the Securities and Exchange Commission.

 (5) Includes 2,023 shares of common stock and 646,974 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004, and 100 shares held by Mr. Moch's sons. Does not include options to purchase

     425,001 shares of common stock which will become exercisable more than 60 days after February 23, 2004, nor options to purchase 1,150,025 shares of common stock held in trust for Mr. Moch's minor children, for which Mr. Moch's wife is the trustee and Mr. Moch disclaims beneficial ownership.

 (6) Includes 10,000 shares of common stock held directly by Dr. Bransome, 2,500 shares held by his wife and 60,000 shares of common stock subject to options that were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

 (7) Includes 128,467 shares of common stock subject to options that were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

 (8) Includes 12,467 shares of common stock and 122,531 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

 (9) Includes 106,067 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(10) Includes 24,000 shares of common stock held directly by Mr. Moore and 35,000 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(11) Includes 5,000 shares of common stock held directly by Dr. Naimark, 4,000 shares held jointly by Dr. Naimark and his wife and 73,337 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(12) Includes 5,000 shares of common stock held jointly by Dr. Novitch and his wife and 389,667 shares of common stock subject to options that were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(13) Includes 330,416 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include options to purchase 319,584 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(14) Includes 91,666 shares of common stock subject to options that were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include options to purchase 333,334 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(15) Includes 35,500 shares of common stock held directly by Ms. O'Dell, 2,000 shares of common stock held by Ms. O'Dell's husband and 366,167 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004. Does not include options to purchase 167,500 shares of common stock which will become exercisable more than 60 days after February 23, 2004.

(16) Includes 2,350,292 shares of common stock subject to options which were exercisable as of February 23, 2004, or which will become exercisable within 60 days after February 23, 2004.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board has appointed, subject to stockholder ratification, KPMG LLP ("KPMG") to serve as our independent accountants for the fiscal year ending December 31, 2004.

     KPMG served as our independent accountants for the fiscal year ended December 31, 2003.

     If the stockholders do not ratify the Board's decision to appoint KPMG, we may reconsider our selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

     Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

     The following table summarizes the fees paid or payable to KPMG for services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

                                                              FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                DECEMBER 31,        DECEMBER 31,
TYPE OF FEES                                                        2003                2002
------------                                                  -----------------   -----------------
Audit Fees..................................................       $82,700             $53,500
Audit-Related Fees..........................................            --                  --
Tax Fees....................................................        15,250                  --
All other Fees..............................................            --                  --
                                                                   -------             -------
  Total Fees................................................       $97,950             $53,500
                                                                   =======             =======

     The caption "audit fees" are fees we paid KPMG for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our Form 10-Qs and for the issuance of comfort letters and/or consents in connection with registration statements. "Tax fees" are fees for tax compliance, tax advice and tax planning.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES BY INDEPENDENT ACCOUNTANTS

     The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent accountants. The Audit Committee pre-approved all services performed by the independent accountants during 2002 and 2003.

CHANGE IN ACCOUNTANTS

     On May 30, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our principal independent accountants and engaged KPMG to serve as Alteon's principal independent accountants for the fiscal year ended December 31, 2002. The Board of Directors reviewed whether Alteon should continue the retention of Andersen in light of then recent events involving Andersen, and following its review, authorized the engagement of KPMG in lieu of Andersen. Andersen's reports on Alteon's financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000, and the period from December 31, 2001 to the date of dismissal of Andersen, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" within the meaning of the applicable rules of the Securities and Exchange Commission. During the years ended December 31, 2001 and 2000, and the period from December 31, 2001 to the date of engagement of KPMG, neither Alteon nor anyone acting on its behalf consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alteon's financial statements or any matter that was either the subject of disagreement or a reportable event.

Andersen's letter to the Securities and Exchange Commission stating its agreement with the statements made herein is filed as an exhibit to our current report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2002.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS.

                             APPROVAL OF AMENDMENT
                      TO OUR CERTIFICATE OF INCORPORATION
                  TO INCREASE THE AUTHORIZED NUMBER OF SHARES
          OF COMMON STOCK FROM 80,000,000 SHARES TO 100,000,000 SHARES

     The Board of Directors has adopted a resolution recommending that the stockholders consider and adopt at the meeting an amendment to Article FOURTH of Alteon's certificate of incorporation. The proposed amendment would increase the number of authorized shares of common stock, $.01 par value per share, from 80,000,000 to 100,000,000 shares.

     For the reasons described below, the Board of Directors believes that the proposed amendment is in the best interests of Alteon and its stockholders. If the amendment is approved, it will become effective upon the filing of a certificate of amendment to the certificate of incorporation with the Secretary of State of Delaware. The text of the proposed amended Article FOURTH is set forth below:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 101,993,329 shares. The Corporation is authorized to issue two classes of stock designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued by the Corporation is 100,000,000, and each such share of Common Stock shall have a par value of $.01 per share. The total number of shares of Preferred Stock authorized to be issued by the Corporation is 1,993,329 and each such share shall have a par value of $.01 per share."

     The Board of Directors believes that it is in the best interest of Alteon to increase our authorized common stock in order to meet possible contingencies and opportunities for which the issuance of common stock may be deemed advisable. From time to time we have given, and in the future are likely to give, consideration to the feasibility of obtaining funds for appropriate corporate objectives, such as advancement of our research and drug development programs, through the public or private sale of equity securities. The ability to issue additional shares of common stock in any future capital raising endeavor or expansion transaction, without the costs and delays incident to obtaining stockholder approval at the time of such issuance, is vital to our success in a competitive marketplace.

     We have no current plans and have not entered into any arrangements or understandings whereby we would be required to issue any of the additional shares of common stock for which authority is now sought. However, the number of shares of common stock which we are required to issue upon the conversion of our outstanding Series G Preferred Stock and Series H Preferred Stock varies with the market price of the common stock. Therefore, depending on the market price of our common stock, these additional shares may be issued upon the conversion of currently outstanding convertible securities and the exercise of currently outstanding warrants.

     Other purposes for which the additional shares of common stock could be issued include financing transactions, the acquisition of the shares or assets of other corporations, stock splits or dividends, dividend reinvestment programs and employee benefit plans.

     As of March 1, 2004, there were 40,472,898 shares of common stock issued and outstanding. We have reserved additional shares of common stock in connection with the conversion of our outstanding preferred stock, the exercise of outstanding warrants and the exercise of options granted under our Amended and Restated 1987 Stock Options Plan and Amended 1995 Stock Option Plan. In the opinion of the Board of

Directors, the remaining authorized and unissued shares of common stock are insufficient to meet our capital needs.

     The newly authorized shares of common stock, which will be identical to the shares of common stock presently authorized, may be issued for such consideration as shall be authorized from time to time by the Board of Directors, subject to any required regulatory approvals, but without further action by the stockholders unless specifically required by applicable law or rules of the American Stock Exchange or any other exchange or market system on which the common stock is then traded. In connection with any issuance and sale of such shares, the number of shares to be issued and sold and the terms upon which they may be issued and sold will necessarily be determined by conditions existing at the time of such issuance and sale.

     Our stockholders do not have preemptive rights to subscribe on a pro rata basis to any future issuance of shares. If Alteon elects to issue additional shares of common stock, stockholders would not have any preferential right to purchase them, and their ownership would therefore be diluted. Although the Board is not aware of any efforts by any person to acquire control of Alteon, the authorized but unissued shares could be used to make it more difficult to effect a change in control, and thereby make it more difficult for stockholders to obtain an acquisition premium for their shares or remove incumbent management. Such shares could be used to create impediments for persons seeking to gain control of Alteon by means of a merger, tender offer, proxy contest, or by other means. For example, substantial dilution of a potential acquiring party could be achieved through private placement of securities with purchasers who might cooperate with the Board of Directors in opposing the potential acquiring party. The amendment is not part of a plan by our Board of Directors to propose a series of new anti-takeover measures, and the Board of Directors does not presently intend to propose additional anti-takeover measures in future proxy solicitations.

     In accordance with the Delaware Corporation Act, the proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 80,000,000 TO 100,000,000 SHARES.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulation to furnish Alteon with copies of all Forms 3, 4 and 5 they file.

     Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2003.

                            STOCKHOLDERS' PROPOSALS

     Stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2005 annual stockholders' meeting must advise Alteon's Secretary of such proposals in writing by December 22, 2004. In addition, the proxy solicited by the Board of Directors for the 2005 annual stockholders' meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was untimely. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Alteon's Secretary receives written notice of such proposal by March 4, 2005 (but not earlier than February 2, 2005).

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Alteon, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Alteon.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Alteon who will not be specially compensated for these services. Alteon has retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $15,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.

     ALTEON HAS FURNISHED, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 5, 2004, AND WILL FURNISH TO EACH BENEFICIAL STOCKHOLDER SUCH REPORT UPON WRITTEN REQUEST MADE TO THE SECRETARY OF ALTEON. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Parsippany, New Jersey
April 21, 2004

                                                                      APPENDIX I

                                  ALTEON INC.

                            AUDIT COMMITTEE CHARTER

1.  Purpose

     The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes and the audits of the financial statements of Alteon Inc. (the "Corporation"). The Committee will fulfill these responsibilities and duties primarily by carrying out the activities enumerated in this Charter.

2.  Composition

     The Committee shall consist of three or more members of the Board of Directors of the Corporation as determined by the Board of Directors. All members of the Committee shall be "independent," as determined in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and the American Stock Exchange ("Amex") or any other applicable exchange or market, and shall be able to read and understand fundamental financial statements. The foregoing notwithstanding, one non-independent director may serve on the Committee pursuant to the "exceptional and limited circumstances" exception under Amex rules, provided, however, that such director may not serve
(i) for more than two years, or (ii) as chairperson of the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A member of the Committee who is an "audit committee financial expert" within the meaning of rules adopted by the SEC shall be deemed to satisfy this requirement.

     The Board shall appoint a Committee member to serve as the chairperson of the Committee.

3.  Meetings

     The Committee shall meet at stated times without notice, or on notice to all by the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, or by one of the members of the Committee, at least once per fiscal quarter, or more frequently as circumstances and needs of the Corporation shall dictate. As part of its responsibilities to foster open communication, the Committee should meet at least annually with management and the independent accountants for the Corporation separately to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may ask members of management or others to attend its meetings and to provide pertinent information as necessary.

4.  Responsibilities, Duties and Authority

     The Committee shall have the specific responsibilities and authority necessary to comply with Rule 10A-3(b)(2) through (5) of the Securities Exchange Act of 1934 concerning: (i) the appointment, compensation, retention and oversight of the independent accountants, and (ii) complaints relating to accounting, internal accounting controls or auditing matters.

     To fulfill its responsibilities and duties the Committee shall:

          a. Review and reassess, at least annually, the effectiveness of the Committee and the adequacy of this Charter and make recommendations to the Board of Directors, as conditions dictate, to update this Charter.

          b. Review with management and the independent accountants the Corporation's annual and quarterly financial statements, including, with respect to the annual statements, a discussion with the independent accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented.

          c. Recommend to the Board of Directors that, based on the Committee's review and discussions with management and the independent accountants, the annual and quarterly financial statements be included in the quarterly and annual reports on Forms 10-Q and 10-K, respectively, filed with the Securities and Exchange Commission.

          d. Review the performance of the independent accountants, who shall report directly and be accountable to the Committee.

          e.  Oversee independence of the accountants by:

             1. Receiving from the independent accountants, on a periodic basis (but not less frequently than annually), a formal written statement delineating all relationships between the independent accountants and the Corporation consistent with Independent Standards Board Standard No. 1.

             2. Recommending, if necessary, that the Board of Directors take appropriate action to satisfy itself of the independent accountants' independence based on the report provided.

             3. Discussing with the independent accountants any disclosed relationships or services between the independent accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants.

             4. Monitoring partner rotation of the independent accountants and the hiring of former employees of the independent accountants in accordance with applicable laws and Amex and SEC rules and regulations.

             5. Reviewing at least annually the independence of the independent accountants, including a review of the services provided by the independent accountants and related fees, consistent with applicable laws and Amex and SEC rules and regulations.

          f. Review in consultation with the independent accountants the audit scope and plan of the independent accountants.

          g. Review with the independent accountants and management the adequacy and effectiveness of internal controls of the Corporation by

             1. Reviewing with the independent accountants and management the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent accountants or management), accounting practices, and disclosure controls and procedures (and management reports thereon) of the Corporation.

             2. Reviewing the determinations made by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Corporation's Forms 10-K and Forms 10-Q about (i) any significant deficiencies in the design or operation of internal controls or material weakness therein, (ii) any fraud involving management or other associates who have a significant role in the Corporation's internal controls and (iii) any significant changes in internal controls or in other factors that could significantly affect internal controls.

             3. Reviewing management's annual report on internal control over financial reporting and the attestation report of the independent accountants thereon.

          h. Report through the Committee's chairperson to the Board of Directors following a meeting of the Committee.

          i. Maintain minutes or other records of meetings and activities of the Committee.

          j. Require that the independent accountants report directly to the Committee on critical accounting policies used in the audit, alternative treatments of financial information discussed with management and material written communications between the independent accountants and management.

          k. Review all related party transactions as required by applicable laws and Amex and SEC rules and regulations.

          l. Review and discuss with management the Corporation's financial results, including a draft of the earnings press releases, prior to the issuance of the Corporation's quarterly and year-end earnings press release.

          m. Inquire of management, the director of internal auditing, and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Corporation.

          n. Review and discuss with management and the independent accountants all significant matters related to the independent accountants' review of the unaudited quarterly financial statements, prior to the Corporation's issuing the quarterly earnings press release.

          o. Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Corporation that do not appear on the financial statements of the Corporation.

          p. Obtain from the independent accountants assurance that they have complied with SEC rules and regulations.

          q. Prepare and provide a report for inclusion in the Corporation's annual proxy statement and any other disclosures required by SEC rules and regulations.

          r. Pre-approve all audit and audit related services and non-audit services provided by the independent accountants, as required under applicable law and the Amex and SEC rules and regulations.

          s. Monitor the independent accountants' compliance with records retention requirements in accordance with applicable laws and Amex and SEC rules and regulations.

          t. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation (including resolution of disagreements between management and the independent accountants regarding financial reporting).

          u. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

          v. Be authorized to engage independent counsel, accountants and other advisers, as the Committee determines necessary to carry out its duties.

          w. Have the appropriate funding, as determined by the Committee, for payment of: (i) compensation to any independent accountants; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

          x. Perform any other activities consistent with this Charter and the Corporation's By-Laws as the Committee or the Board of Directors deems necessary or appropriate.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                   ALTEON INC.

                                  JUNE 2, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.
(arrow)                                                                 (arrow)
     Please detach along perforated line and mail in the envelope provided.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.    ELECTION OF DIRECTORS

                                      NOMINEES:
[ ]   FOR ALL NOMINEES                O  Marilyn G. Breslow
                                      O  Alan J. Dalby
[ ]   WITHHOLD AUTHORITY              O  Thomas A. Moore
      FOR ALL NOMINEES

[ ]   FOR ALL NOMINEES EXCEPT
      (See instructions below)

INSTRUCTION:      To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: -




To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please        [ ]
note that changes to the registered name(s) on the account may not be submitted via this method.

                                                 FOR     AGAINST     ABSTAIN
2.    Approval of the proposal to ratify the     [ ]       [ ]         [ ]
      appointment of KPMG LLP as Alteon's
      independent public accountants for the
      fiscal year ending December 31, 2004.

3.    Approval of the proposal to                [ ]       [ ]         [ ]
      amend Alteon's certificate of
      incorporation to increase the
      number of authorized shares of
      common stock from 80,000,000 to
      100,000,000.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AS THE PROXIES MAY DETERMINE.


            PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]

Signature of Stockholder                             Date:
                        ----------------------------      ----------------------

Signature of Stockholder                             Date:
                        ----------------------------      ----------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY

                                   ALTEON INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Kenneth I. Moch and Elizabeth A. O'Dell and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Alteon Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey at 9:00 A.M., local time, on Wednesday, June 2, 2004, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)